UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2010

MOTOR SPORT COUNTRY CLUB HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-27189	98-0230423
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 W 8th Avenue, Suite 200, Lakewood, CO  80215
 (Address of principal executive offices) (Zip code)

(888) 967-5552
 (Registrant's telephone number, including area code)

Victoria Industries, Inc.
(Former name or former address, if changed since last report)

Copies to:
Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On May 27, 2010, Motor Sport Country Club Holdings, Inc. (f/k/a Victoria Industries, Inc.) (the “Company”) filed articles of merger with the Secretary of State of the State of Nevada changing the Company’s name from “Victoria Industries, Inc.” to “Motor Sport Country Club Holdings, Inc.”  This corporate action was approved by FINRA and took effect at the open of business on October 21, 2010.  A copy of the Articles of Merger changing the Company’s name to Motor Sport Country Club Holdings, Inc. is attached hereto as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits.

Exhibits

3.1	Articles of Merger changing the Company’s name to Motor Sport Country Club Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOR SPORT COUNTRY CLUB HOLDINGS, INC.

Dated: October 27, 2010	By:	/s/ Claus Wagner
Name: Claus Wagner
Title: Chief Executive Officer